THE MAINSTAY GROUP OF FUNDS

MainStay ICAP Global Fund

Supplement dated July 2, 2012 (“Supplement”) to the Summary Prospectus and Prospectus, each dated February 28, 2012

This Supplement updates certain information contained in the Summary Prospectus and Prospectus for MainStay ICAP Global Fund (the “Fund”), a series of MainStay Funds Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

Effective August 1, 2012, the following statement in the Fund’s “Principal Investment Strategies” section will be changed from “The Fund will typically hold between 50 and 80 securities” to “The Fund will typically hold between 40 and 60 securities.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.